EXHIBIT 1

                      JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on
Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share of National Energy Corp. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 12th day of December, 1997.



                              RIVERDALE LLC

                              By:  /s/ Carl C. Icahn
                                   Carl C. Icahn
                              Its: Member


                              HIGH RIVER LIMITED PARTNERSHIP

                              By:  RIVERDALE LLC
                              Its: General Partner

                              By:  /s/ Carl C. Icahn
                                   Carl C. Icahn
                              Its: Member


                              GASCON PARTNERS

                              By: CIGAS CORP.
                              Its: Managing General Partner

                              By:  /s/ Edward e. Mattner
                                   Edward E. Mattner
                              Its: President






[Signature Page of Joint Filing Agreement for Schedule 13 D with respect to National Energy Group, Inc.]




                              CIGAS CORP.

                              By: /s/ Edward E. Mattner
                                   Edward E. Mattner
                              Its: President


                              ASTRAL CORP.
                              By: /s/ Edward E. Mattner
                                   Edward E. Mattner
                              Its: President



                              ACF INDUSTRIES, INCORPORATED

                              By:  /s/ James J. Unger
                              James J. Unger
                              Its: Vice Chairman of the
                                   Board


                              ACF INDUSTRIES HOLDING CORP.

                              By: /s/ Richard T. Buonato
                              Richard T. Buonato
                              Its:  Vice President and
                                   Secretary


                              HIGHCREST INVESTORS CORP.

                              By:  /s/ Richard T. Buonato
                              Richard T. Buonato
                              Its: Senior Vice President
                                    and Treasurer


                              BUFFALO INVESTORS CORP.

                              By:/s/Edward E. Mattner
                                   Edward E. Mattner
                              Its:  President and Treasurer



[Signature Page of Joint Filing Agreement for Schedule 13 D with respect to National Energy Group, Inc.]

                              STARFIRE HOLDING CORPORATION

                              By: /s/ Richard T. Buonato
                                   Richard T. Buonato
                              Its: Vice President, Treasurer
                                   and Controller



                              Carl C. Icahn

                              By: /s/Carl C. Icahn
                              Carl C. Icahn





























[Signature Page of Joint Filing Agreement for Schedule 13 D with respect to National Energy Group, Inc.]